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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



            DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): 6-21-01


                        AMERON INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                    1-9102                      77-0100596
----------------------------       ------------              -------------------
(STATE OR OTHER JURISDICTION       (COMMISSION                (I.R.S. EMPLOYER
     OF INCORPORATION)             FILE NUMBER)              IDENTIFICATION NO.)


           245 SOUTH LOS ROBLES AVE., PASADENA, CALIFORNIA    91101
           -----------------------------------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (626) 683-4000

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ITEM 5. OTHER EVENTS.

        THE COMPANY ISSUED A NEWS RELEASE ON JUNE 21, 2001 IN THE FORM ATTACHED AS EXHIBIT 99.

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                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                          AMERON INTERNATIONAL CORPORATION



DATE: JUNE 26, 2001                      BY: /s/ JAVIER SOLIS
                                             -----------------------------------
                                             JAVIER SOLIS
                                             SENIOR VICE PRESIDENT AND SECRETARY

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                                  EXHIBIT LIST

EXHIBIT NO.       DESCRIPTION
-----------       -----------

99                News Release dated June 21, 2001.